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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of Earliest Event Reported) October 1, 2002

Commission          Registrant, State of Incorporation,        I.R.S. Employer
File Number            Address, and Telephone Number          Identification No.
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000-32503              PSEG Energy Holdings L.L.C.                22-2983750
                           80 Park Plaza, T-22
                      Newark, New Jersey 07102-4194
                             973 456-3581

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Item 5. Other Events.

Conversion to Limited Liability Company

PSEG Energy Holdings L.L.C., a New Jersey limited liability company (the "Company") is the successor to PSEG Energy Holdings Inc. ("Holdings") pursuant to the merger described below which was consummated on October 1, 2002. On October 1, 2002, Holdings was merged (the "Merger") with and into the Company (which was then named PSEGH LLC) pursuant to a Plan of Merger dated September 30, 2002 (the "Merger Agreement") by and between Holdings and the Company. The Company was the surviving entity in the Merger. The Merger was consummated to change the form of Holdings' business from a corporation to a limited liability company. The Company is a limited liability company which was formed on July 24, 2002 solely for the purpose of effecting the Merger. The Company succeeded to all the assets and liabilities of Holdings in accordance with the New Jersey Limited Liability Company Act. On October 2, 2002, the Company changed its name from PSEGH LLC to PSEG Energy Holdings L.L.C.

In addition, Holdings, the Company and Wachovia Bank, National Association, Trustee (formerly First Union National Bank) entered into a First Supplemental Indenture dated as of September 30, 2002, pursuant to which the Company expressly assumed all obligations of the Indenture dated as of October 8, 1999 which provided for the issuance of the Company's senior debt securities. The Company has succeeded to Holdings' reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

All of the common stock (the "Stock") of Holdings was owned beneficially and of record by Public Service Enterprise Group Inc. ("PSEG"), a New Jersey corporation. The Stock was previously registered pursuant to Section 12(g) of the Exchange Act until the Stock was cancelled pursuant to the Merger on October 1, 2002. PSEG is the sole member of the Company. The membership interest is deemed registered under Section 12(g) of the Exchange Act by operation of Rule 12g-3(a) promulgated under the Exchange Act.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit No.       Document Description
-----------       --------------------
2                 Plan of Merger by and between PSEG Energy Holdings Inc.
                  and PSEGH LLC dated September 30, 2002.
2.1               Certificate of Merger dated October 1, 2002.
3                 Certificate of Formation dated July 24, 2002.
3.1               Certificate of Amendment dated October 2, 2002, to Certificate of Formation dated July 24, 2002
3.2               Limited Liability Company Agreement of PSEG Energy Holdings
                  L.L.C. dated as of October 2, 2002.
4                 First Supplemental Indenture dated as of September 30, 2002 to
                  Senior Note Indenture dated October 8, 1999.
4.1               Description of Membership Interest.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           PSEG Energy Holdings L.L.C.
                                  (Registrant)

                          By:   \s\ Derek M. DiRisio
                             -----------------------------
                             Name: Derek M. DiRisio
                      Title: Vice President and Controller
                         (Principal Accounting Officer)

Date: October 4, 2002